UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: August 17, 2010

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Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

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Nevada	1-10077	87-0401761
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4500 College Blvd, Suite 240

Leawood, Kansas 66211

(Address of principal executive offices, including zip code)

(913) 663-2310               (913) 663-2310

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to a Current Report on Form 8-K/A is being filed by Empire Energy Corporation International (Empire) to include Exhibit 16.1, Letter of GBH CPAs, PC, dated September 20, 2010, to the Securities and Exchange Commission regarding the change in independent registered public accounting firm.  This letter was not available at the time of the original filing.

Item 4.01  Change in Registrant's Certifying Accountant

As a result of a decision by the Board of Directors of Empire Energy Corporation International (“Empire”), on August 17, 2010, MaloneBailey, LLP (“Malone Bailey”) was engaged as Empire’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

On August 17, 2010 Empire management notified GBH CPAs, PC (“GBH”) that it will not be retained as Empire’s independent registered public accounting firm to audit Empire’s consolidated financial statements for the year ending December 31, 2010.

No Prior Consultation with New Accountant:

During Empire’s two most recent fiscal years ended December 31, 2009 and 2008 and through August 17, 2010, neither Empire nor anyone on its behalf has consulted with MaloneBailey regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Empire’s financial statements, and neither a written report nor oral advice was provided to Empire that MaloneBailey concluded was an important factor considered by Empire in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).  In deciding to select MaloneBailey, the Board of Directors reviewed auditor independence issues and existing commercial relationships with MaloneBailey and concluded that MaloneBailey has no commercial relationship with Empire that would impair its independence.

No Adverse Opinion or Disagreement:

GBH’s reports on Empire’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as modified for the going concern uncertainty.  During the two most recent fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through March 31, 2010, there were (i) no disagreements between Empire and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GBH, would have caused GBH to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Empire provided GBH with a copy of this Current Report on Form 8-K/A, and requested that GBH furnish Empire with a letter addressed to the U.S. Securities and Exchange Commission stating whether GBH agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  Empire has received the requested letter from GBH, and a copy of GBH’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
16.1	Letter of GBH CPAs, PC, dated September 20, 2010, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION INTERNATIONAL

Dated: September 20, 2010	By:	/s/ Malcolm Bendall
Mr. Malcolm Bendall Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of GBH CPAs PC, dated September 20, 2010, regarding change in independent registered public accounting firm.

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